SCHEDULE 14C
                 Information Required in Information Statement

Reg. 240.14c-101.

                           SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                            of 1934 (Amendment No.)


 Check the appropriate box:

     _  Preliminary Information Statement
     _  Confidential, for Use of the Commission Only (as permitted by Rule
          14c-5(d)(2))
     x  Definitive Information Statement

          ________Real Silk Investments, Incorporated  ____________
                  (Name of Residtrant As Specitifed in Charter)

Payment of Filing Fee (Check the appropriate box):

     x $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).
     _  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1.  Title of each class of securities to which transaction applies:
          ________________________________________________________________

     2.  Aggregate number of securities to which transaction applies:
          ________________________________________________________________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
          ________________________________________________________________

     4.  Proposed maximum aggregate value of transaction:
          ________________________________________________________________

     5.  Total fee paid:
          ________________________________________________________________

     _  Fee paid previously with preliminary materials.
     _  Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:
          ________________________________________________________________

     2.  Form, Schedule or Registration Statement No.:
          ________________________________________________________________

     3.  Filing Party:
          ________________________________________________________________

     4.  Date Filed:
           ________________________________________________________________
                           NOTICE OF ANNUAL MEETING


                                April 17, 1998


To The Stockholders of Real Silk Investments, Incorporated:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Real Silk Investments, Incorporated (the "Company") will be held on the 35th Floor of NBD Bank, N.A., One Indiana Square, Indianapolis, Indiana at
10:00 A.M., Eastern Standard Time, on Monday, May 11, 1998, for the following purposes:

     1. To elect a Board of seven Directors to serve during the ensuing year and until their successors shall be duly elected and qualified. Under the circumstances outlined in the Information Statement, this could be eight Directors.

     2. To ratify or reject the selection, by a majority of those members of the Board of Directors who were not "interested persons" of the Company, of KPMG Peat Marwick LLP, to serve as independent auditors of the Company for the year 1998.

     3. To take action upon such other business as may properly come before this meeting or any adjournment thereof.


     Only Common Stockholders of record at the close of business April 6, 1998 are entitled to notice of and to vote at the Annual Meeting.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     By order of the Board of Directors.



                              ___________________________
                              Lorretta A. Cox
                              Secretary


                             INFORMATION STATEMENT

                      REAL SILK INVESTMENTS, INCORPORATED


Principal Executive Office of Real Silk Investments, Inc. (the "Company"):


                      Real Silk Investments, Incorporated
                      445 N. Pennsylvania St., Suite 500
                          Indianapolis, Indiana 46204


  WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                Voting Securities and Principal Holders Thereof


     There are issued and outstanding 164,683 shares of $5 Par Value Common Stock, the only class of voting securities of the Company.

     Stockholders of record at the close of business April 6, 1998, are entitled to notice of and to vote at the Annual Meeting. This Information Statement is first being sent to the stockholders on or about April 17, 1998.

     The following table sets forth certain information with regard to persons known to the management of the Company to have beneficial ownership of more than 5% of Real Silk Investments, Incorporated, outstanding stock:


                 Name and Address              Amount and Nature    Percent
Title of         of Beneficial                 of Beneficial        of
Class            Owner                         Ownership            Class  (1)

$5 Par Value     A Group Composed of:
Common            Daniel R. Efroymson,
                  Mary Ann Stein,
                  Moriah Fund, Inc.
                  445 N. Pennsylvania St.
                  Indianapolis, Indiana           130,581 (2)           79.3

$5 Par Value      First Chicago NBD Corp.
Common              Chicago,  Illinois             60,086 (3)           36.5

Note (1):  Some of the shares reported in footnot es 2 and 3 are held in accounts of which more than one reporting person has beneficial ownership. These shares are reported as beneficially owned by each such reporting person under the "shared" categories resulting in the total shares reported in those categories exceeding the actual number of shares involved.

Note (2):  Management is advised that Moriah  Fund, Inc. and Daniel R. Efroymson exercise sole dispositive and voting power with respect to 77,000 and 5,233 shares, respectively, and that Daniel R. Efroymson and Mary Ann Stein exercise shared voting and dispositive power with respect to 48,348 and 6,905 shares, respectively, according to a
          Schedule 13-G dated February 3, 1998.

Note (3):  Management is advised that First Chicago NBD Corp. exercises sole voting and dispositive power over 7,188 shares and shared voting and dispositive power with respect to 52,898 shares, according to a Schedule 13-G dated February 4, 1998.





     The following table sets forth certain information as of April 6, 1998, with respect to the beneficial ownership of the outstanding common stock of Real Silk Investments, Incorporated, by persons named therein who are directors who will continue in office, and by all Directors and Executive Officers as a group as reported by each person.
                                                                     Percent
Title of       Name of                    Amount and Nature             of
Class          Beneficial Owner           of Beneficial Ownership     Class
$5 Par Value
Common Stock   Daniel R. Efroymson               53,581 (4)          32.5
               Loralei M. Efroymson               5,068               3.l
               Herbert D. Falender                l,488                .9
               Mary Ann Stein                     6,905               4.2
               Norman C. Kleifgen, Jr.              -                  -
               Terry W. Bowmaster                   -                  -
               Samuel L. Odle                       -                  -
               Jeremy D. Efroymson                1,715               1.0
               Gideon J. Stein, Nominee           1,440                .9
               Directors and Executive Officers
                as a Group (8 in number)         55,069              33.4

Note (4): The 53,581 shares reported by Daniel R. Efroymson includes 5,068 shares reported by Loralei M. Efroymson, 6,905 shares reported by Mary Ann Stein, 1,715 shares reported by Jeremy D. Efroymson and 1,440 shares reported by Gideon J. Stein. Of the 53,581 shares reported, Daniel R. Efroymson has sole voting and investment power with respect to 5,233 shares and shared voting and investment power with respect to 48,348 shares.

                       Directors and Executive Officers

          The By-laws of the Company presently provide for a Board of Directors composed of seven (7) members. The President of the Company intends to call a special meeting of the Board of Directors to consider amending the By-laws to provide for an eight (8) member Board. If the Board of Directors amends the By-laws to increase the size of the Board, a vacancy on the Board will be created. In that event, it is management's intention to nominate Gideon J. Stein to be elected as a member of the Board of Directors at the annual meeting of shareholders. If the Board of Directors does not vote to amend the By-laws, no vacancy on the Board of Directors will be created, management will not nominate Mr. Stein to be elected to the Board of Directors and only the present Directors will be nominated by management. Pertinent information relating to Mr. Stein is specified below.

         Directors to be elected for the ensuing year and until their successors shall be duly elected and qualified:

DANIEL R. EFROYMSON*, 56, Director since 1983
          President and Treasurer of C ompany (1989 to present); First Vice President of Moriah Fund, Inc. (1993 to present); Vice President of Moriah Fund, Inc. (1986 to 1993); Secretary and Treasurer of Moriah Fund, Inc. (1985 to present); Managing Partner, SEE Investors; Director of Lincoln National Corporation; and Director of NBD Bank, N.A. Indiana and its predecessor, Indiana National Bank (1985 to
          1998).

LORALEI M. EFROYMSON*, 56, Director since 1989
          Vice President of Company (1989 to present); Second Vice President of Moriah Fund, Inc. (1993 to present); Assistant Vice President of Moriah Fund, Inc. (1989 to 1993); Partner, SEE Investors.

HERBERT D. FALENDER*, 81,  Director since 1969
          Retired, President of Falender Iron & Metal Corporation.

NORMAN C. KLEIFGEN, JR., 61, Director since 1987
          First Vice President, NBD Bank, N.A. (1994 to present); First Vice President and Trust Officer of NBD Bank, N.A. (1994); Vice President and Trust Officer of NBD Bank, N.A. and its predecessor, Indiana National Bank (1982 to 1994).

TERRY W. BOWMASTER, 51, Director since 1993
          Independent investor (1997 to present); Managing Associate, Oxford Financial Advisors Corporation (1997); Senior Vice President for Finance and Administration, Butler University (1992 to 1997).

MARY ANN STEIN*, 54, Director since 1994
          President of Moriah Fund, Inc. (1989 to present); Partner, SEE Investors.

SAMUEL L. ODLE, 48,  Director since 1995
          Chief Operating Officer - Clinical Services - Clarian Health Partners, Inc. (1997 to present); Senior Vice President/Chief Operating Officer - Methodist/IU/Riley Hospitals (l996 to 1997); Chief Operating Officer - Clinical Services, Methodist
          Hospital of Indiana, Inc. (1994 to 1996); Senior Vice President, Hospital Operations, Methodist Hospital of Indiana, Inc.
          (1986 to 1994).

GIDEON J. STEIN*, 26, Nominee a/
          Partner, Monkey Rock Interactive, LLC (1997 to present); Executive Vice President, Movie Magazine, LLC (1997 to present); Partner, I.F. Holdings, LLC (1997 to present); Chief Executive Officer and Partner, Axxis Magazine, Inc. (1994 to 1997).


a/ Unless the By-laws of the Company are amended to increase the Board of Directors to eight (8) members, Mr. Stein will not be nominated to be elected as a member of the Board of Directors.


The following are Executive Officers of the Company:

DANIEL R. EFROYMSON*, President, Treasurer, and Director

LORALEI M. EFROYMSON*, Vice President and Director

JEREMY D. EFROYMSON*, 29, Vice President of Company (1997 to present);
         Attorney, Arthur and Efroymson, Attorneys at Law (1997 to present); President and Secretary, Blue Diamond Computers, Inc. (1997);
         Law Clerk, Ortiz and Associates (1996); Law Clerk, William A. Karnezis and Associates (1994 to 1995); Associate, Prudential Insurance (1995).


* Daniel R. Efroymson, Loralei M. Efroymson, Mary Ann Stein, Gideon J. Stein, and Jeremy D. Efroymson are "interested persons" because they are officers or family members of officers of, and Daniel R. Efroymson and Mary Ann Stein are also directors of, Moriah Fund, Inc., which holds more than 5% of the outstanding shares of the Company.

       Loralei M. Efroymson is the spouse of Daniel R. Efroymson. Mary Ann Stein is the sister of Daniel R. Efroymson. Herbert D. Falender is the uncle of Daniel R. Efroymson and Mary Ann Stein. Gideon J. Stein is the son of Mary Ann Stein, the nephew of Daniel R. Efroymson and Loralei M. Efroymson, and the cousin of Jeremy D. Efroymson. Jeremy D. Efroymson is the son of Daniel R. Efroymson and Loralei M. Efroymson, the nephew of Mary Ann Stein, and the cousin of Gideon J. Stein.


       The Board of Directors of the Company held three regularly scheduled meetings during 1997. The Board does not have a standing audit, nominating or compensation committee. All directors attended in excess of 75% of the total number of meetings of the Board of Directors of the Company held during the time he or she was a director, except Mary Ann Stein who attended two of the three meetings held. All directors who are not employees of the Company are paid an annual retainer of $1,000, payable in quarterly installments of $250, and an attendance fee of $300 for each Board of Directors meeting attended.

                            Executive Compensation


Name of Person       Aggregate      Pension or       Estimated         Total
                    Compensation   Retirement     Annual Benefits   Compensation
                    from Company     Benefits           Upon       From Company
                       (5)           Accrued       Retirement (7)
                                  as Part of Fund
                                    Expenses (6)

Herbert D. Falender    $1,900         N/A              N/A            $1,900
Director

Norman Kelifgen, Jr.   $1,900         N/A              N/A            $1,900
Director

Terry W. Bowmaster     $1,900         N/A              N/A            $1,900
Director

Mary Ann Stein         $1,600         N/A              N/A            $1,600
Director

Samuel L. Odle         $1,900         N/A              N/A            $1,900
Director

Daniel R. Efroymson (8)  N/A                         See Note 7
President and Director

Loralei M. Efroymson (8) N/A                         See Note 7
Vice President and Director

Jeremy D. Efroymson      N/A                         See Note 7
Vice President

All Directors and     $77,084       $3,250           See Note 7      $80,334
Executive Officers (8 persons)

Note (5): No officer of the Company receives compensation in excess of $60,000 per year and officer compensation is therefore not separately disclosed.

Note (6): Pursuant to the Company's Defined Contribution Retirement Plan, an aggregate total of $3,250 was paid to the Trustee of the Plan for the calendar year 1997, on behalf of all Executive Officers. That sum is not included in the Aggregate Compensation from Company column but is included in the Total Compensation From Company column for all Directors and Executive Officers. Directors who are not officers are not eligible for the Plan.

Note (7): As a Defined Contribution Plan, estimated annual benefits are not readily calculable.

Note (8): Director of Company who is also an officer and therefore does not receive compensation in capacity of a director.


                              Recent Developments

     On March 20, 1998, the Board of Directors of the Company issued a press release to announce its intention to explore options for the future of the Company. These options, among others, include continuing as is, merging with another investment company or liquidating the Company. This decision is precipitated by the anticipated termination of potential liability under the "built-in gains tax" at the end of the current year and health problems of the president of the Company.

    The built-in gains tax is a tax on the gains in the portfolio of the Company as of the date of its conversion to a regulated investment company, which are realized during a ten-year period commencing with the conversion. In the case of the Company, this period commenced January 1, 1989 and ends January 1, 1999.

                             Independent Auditors

    KPMG Peat Marwick LLP ("Peat Marwick"), was the Independent Auditor of the Company beginning with the year 1995 and is being recommended to the stockholders for ratification for the current year.

    Representatives of the Independent Auditors are expected to attend the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions by the stockholders.


                               Voting Procedures

    An affirmative vote of a majority of the shares present at the meeting is required for approval of matters presented. Each eligible share is entitled to one vote.


                      Submission of Stockholder Proposals

    Stockholder proposals to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company at its principal office on or before December 31, 1998, to be considered for inclusion in the Company's Information Statement for that meeting.